CANACCORD Adams Musculoskeletal Conference
University of Nevada, Las Vegas
February 24, 2009
Orthofix International
Alan Milinazzo
President & CEO

Safe Harbor Statement
 Except for historical information contained
 herein, the statements made in this
 presentation constitute ‘forward looking
 statements’ that involve certain risks and
 uncertainties. Certain factors may cause
 actual results to differ materially from those
 contained in the forward looking statements,
 including those risks detailed from time to
 time in the Company’s reports on file at the
 Securities and Exchange Commission.

Orthofix Overview
• Global medical device company with an emerging
 focus on the spine sector, including minimally
 invasive surgical and non-surgical devices and
 biologic products.
• Total 2008 revenue of $520 million; 74% of total
 revenue up an average of 16%
• Strategy for long term growth includes new product
 introductions and market expansion
• Focus on improved cash flow and deleveraging the
 balance sheet

• Spine: Market-leading spinal bone growth stimulators, including only FDA-approved cervical spine stimulator; spine implants &
 biologics
• Orthopedics: Internal and external fixation, deformity correction and long bone stimulation
• Sports Medicine: Focus on knee bracing and cold therapy with recent expansion into soft goods, back bracing, etc.
Core Businesses

55%
55%
19%
19%
26%
26%
Orthofix
DJO
Biomet
● $245-$250 million market; growth rate vs. 2007 = 5%-6%
● OFIX ’08 revenue growth YTD = 11%
Only FDA
approved
cervical spine
stimulator
U.S. Market- Spine Stimulation

• $4.1 billion global spinal fusion market; growing ~ 3.5%
 • Orthofix current market share ~2%
Thoracolumbar
Cervical
IBD
$2.3B
$2.3B
$775M
$775M
$1.1B
$1.1B
Global Markets- Spine Implants & Biologics

• $1.5 billion U.S. bone graft substitute market; growing ~ 9%
 • 2008 Trinity® revenue ~ $20 million
+9%
$1.76
$1.88
$1.04
$1.19
$1.34
$1.48
2006-2012 Market
($ in billions)
GFs
DBMs
Synthetics
Allograft
Stem Cells
‘08
‘09
‘10
‘11
‘12
‘07
‘06
$1.63
U.S. Market- Spine Implants & Biologics

• $419 million global non-fusion market; growing >40%
$112
$112
$132
$132
IPD Devices
Dynamic Stabilization
Cervical Discs
$175
$175
Global Markets- Spine Implants

External $63
Internal
$436

External $334

ORTHOFIX

Europe
U.S.
Internal
$1,230
$ millions
● External fixation market growing 1.0%
● Internal fixation market 7.6%
● External fixation market growing 2%
● Internal fixation market growing 3%
OFIX = 44%
Market share
OFIX < 1%
Market share
OFIX = 6%
Market share
OFIX <1%
Market share
Global Markets- Orthopedics (Fixation)

Smith &
Nephew
Biomet
38%
38%
DJO
Orthofix
30%
30%
21%
21%
11%
11%
● $240M-$250M U.S. market growing 10%
● OFIX 2008 revenue growth = 14%
U.S. Market- Orthopedics (U.S. Stimulation)

$1.76
$1.88
$1.04
$1.19
$1.34
$1.48
2006-2012 Market
($ in billions)
$1.63
GFs
DBMs
Synthetics
Allograft
Stem Cells
• $1.5 billion U.S. bone graft substitute market; growing ~ 9%
 • 2008 Trinity® revenue $3.5 million
U.S. Markets- Orthopedics (Biologics)

Knee
Back
Ankle
Walkers
Elbow
$35
Wrist
$51
$784
$784
$115
$115
$150
$150
$154
$154
Shoulder
$47
OFIX ’08
growth
= 12%
U.S. Market- Sports Medicine (Bracing)

Motorized
Motorized
$75
$75
$26
$26
• Cold therapy market growth = 8%
• OFIX 2008 growth = 16%
Non-motorized
OFIX market
share
>35%
U.S. Market- Sports Medicine (Cold Therapy)

$83
$83
$174
$174
$47
$47
$60
$60
$101
$101
$270
$270
$467
$467
$150
$150
$86
$86
Post-Op
Bracing
Ligament
Bracing
Shoulder Bracing
OA Bracing
Cold Therapy
Foot & Ankle
Soft Bracing
Back Bracing
Upper
Extremity
● Total available markets pre ‘08 = $462 million
● Total available markets by ‘09 = $1.3 billion
U.S. Market- Sports Medicine Expansion

2008 revenue growth in 3 core business segments = 7.5%
Spine
Sports Medicine
Orthopedics
‘08 revenue
= $252 million
Gross margin of
mid to high 70%
‘08 revenue
= $129 million
Gross margin of
~70%
‘08 revenue
= $94 million
Gross margin of
mid-60%
2008 Vascular and Other revenue = $44 million
Core Business Segments

• Brad Mason named Group President, North America
 and President of Orthofix Spine
• Bob Vaters named as Executive Vice President
 and Chief Financial Officer
Key Management Changes

❑ New product introductions
❑ Focus on internal fixation/deformity correction devices
 • Including geographic expansion in LA, Europe & Asia
❑ Focus on long bone stimulation & biologics in U.S.
 • 2008 stimulation revenue up 14%; market growing 10%
 • 2008 biologic revenue = $3.5M
❑ Profitability improvement
 • SG&A reductions
 • Optimization of geographic markets
 • Focus on higher gross margin product platforms
Growth Strategy- Orthopedics

❑ Leverage strong distribution channels
 • Well-established distributor partners
 • Targeted migration to hybrid sales force
❑ Leverage strong market share in high growth areas
 • Osteoarthritis knee bracing- 16% market share; OFIX
 revenue growth = 14%
 • Cold therapy- 37% motorized market share; OFIX
 revenue growth = 16%
❑ Product launches into new market segments
Growth Strategy- Sports Medicine

- **Increased market penetration**
  - 512,000 U.S. spine fusion procedures performed in '07
  - 80% of fusion patients present with at least one risk characteristic
  - Current market penetration ~25%
  - Issues with Infuse in the cervical spine
- **Potential future stimulation indications**
  - Osteoporosis
  - Soft tissue regeneration
  - Vertebral compression fractures

ORTHOFIX

Growth Strategy- Spine Stimulation

- 8%-12% revenue growth in 2008 from new product introductions
  - Firebird™ pedicle screw system
  - PILLAR™ interbody spacer
  - Trinity® Evolution™ stem cell allograft
- Gross margin expansion to low 70%'s
  - Trinity® Evolution™ stem cell allograft
  - Mix shift to higher GM implants
- Decrease in SG&A ratio by Q409
  - Reorganization/consolidation plan

Blackstone operating profitability expected in Q409

ORTHOFIX

Launch
accelerated
to May 1
Growth Strategy- Spine Implants &
Biologics

($ millions)
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

ORTHOFIX

Blackstone- Improved U.S. revenue growth
2H08

Q308	Q408
Operating loss	($309.2)	($10.8)
Less:		
Impairment charge	$289.5	
Inventory reserve	$11.5	
MTF expenses	$0.5	$5.6
Mgmt. transition	$1.4	
Reorg. costs		$1.0
Adj. operating loss	($6.3)	($4.2)

33% sequential improvement

ORTHOFIX

Blackstone- Improved adjusted operating
loss

❑ Q408 cash balance decreased $1.4 million
 sequentially from Q308, including impact of Q408
 $10 million debt prepayment.
❑ Q408 leverage ratio = 3.4 vs. 4.0 requirement.
❑ Additional $7 million debt prepayment made 2/09.
❑ Leverage ratio at 12/31/09 would be 3.0 based on
 achieving low end of 2009 EBITDA guidance and
 no additional debt prepayments for the remainder
 of ’09, versus 3.25 maximum allowable ratio at
 year-end.
Cash Flow/Operating Results

❑ Ramius proposal seeks 40% of Orthofix Board
 seats with only 5.5% stock ownership
❑ Orthofix has publicly expressed concerns about 2
 of 4 Ramius nominees
❑ Orthofix has indicated willingness to interview
 other 2 nominees; no response from Ramius
Ramius

Important Additional Information
Ramius Capital and certain of its affiliates have filed a preliminary proxy statement with the SEC in connection with a special general meeting of shareholders at which Ramius proposes to make changes to the composition of
Orthofix's board of directors. Orthofix intends to file with the SEC a proxy statement in opposition to Ramius'
proposals. SHAREHOLDERS ARE URGED TO READ ORTHOFIX'S DEFINITIVE PROXY MATERIALS AND ANY
OTHER RELEVANT SOLICITATION MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain (when they are available) a free copy of proxy statements filed with the SEC by Orthofix at the SEC's website at
www.sec.gov or by contacting Georgeson, 199 Water Street, 26th Floor, New York, NY 10038 or by calling (212)
440-9800 (bankers and brokers) or toll-free (800) 323-4133 (all others).
Orthofix International N.V. and its directors and certain executive officers are participants in the solicitation of proxies in connection with the special general meeting of shareholders. The names of such persons are: James F.
Gero, Peter J. Hewett, Jerry C. Benjamin, Charles W. Federico, Dr. Guy J. Jordan, Ph.D., Thomas J. Kester, CPA,
Alan W. Milinazzo, Maria Sainz, Dr. Walter P. von Wartburg, Kenneth R. Weisshaar, Robert S. Vaters, Michael
Simpson, Bradley R. Mason, Raymond C. Kolls, J.D., and Michael M. Finegan. Information regarding such participants, as well as each such person's respective interests in Orthofix by security holdings or otherwise, is set forth in Orthofix's Revocation Solicitation Statement dated January 12, 2009, which may be obtained free of charge at the SEC's website at www.sec.gov and Orthofix's website at www.orthofix.com. More current information regarding such persons, as well as each such person's respective interests in Orthofix by security holdings or otherwise, will be set forth in the definitive proxy statement materials to be filed with the SEC and distributed to shareholders by Orthofix as described above.
Notification of Proxy Statement Filing